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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                    ----------------------------------------


                       DATE OF REPORT: SEPTEMBER 28, 2003
                        (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                     0-16284                38-2774613
----------------------------    --------------------   ----------------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE        (I.R.S. EMPLOYER
OF INCORPORATION)                      NUMBER)          IDENTIFICATION NUMBER)


         27335 WEST 11 MILE ROAD
           SOUTHFIELD, MICHIGAN                              48034
---------------------------------------------           -----------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (248) 357-2866
        ----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


                  On September 30, 2003, TechTeam Global, Inc. issued a press release announcing the election of Larry W. Granger as Chief Operating Officer of TechTeam Global, Inc. Mr. Granger, age 57, joined the Company as Vice President of Professional Services in December of 2001. For the prior three years, Mr. Granger was President and CEO of Perodon, L.L.C., an information technology services company. From August 1998 through the end of 1999, Mr. Granger was the Chief Information Officer of Visteon Corporation. From 1996 through August of 1998, Mr. Granger was the Director of Ford European Process Reengineering Office for Ford Motor Company.

                  In the same press release, TechTeam Global, Inc. announced preliminary results for the 3rd Quarter of 2003, and the termination of a non-binding letter of intent to purchase a majority stake in a group of Malaysian companies providing call center services. The press release is attached as Exhibit 99, and is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                           NOT APPLICABLE.

         (B)      PRO FORMA FINANCIAL INFORMATION.

                           NOT APPLICABLE.
         (C)      EXHIBITS.

99       Press Release of National TechTeam, Inc., dated September 30, 2003



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TECHTEAM GLOBAL, INC.


                                     By: /s/ Michael A. Sosin
                                         -------------------------------------
                                         Michael A. Sosin
                                         Secretary

Date:    September 30, 2003



                                      -2-
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                                  EXHIBIT INDEX




EXHIBIT NO.             DESCRIPTION
-----------             -----------
99.            Press Release of TechTeam Global, Inc., dated September 30, 2003.